UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2010
Date of Report (Date of earliest event reported)

PAPERFREEE MEDICAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-86706	98-0375957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 US Highway 297, Suite 400-121
Broomfield, Colorado	80020
(Address of principal executive offices)	(Zip Code)

206-337-8045
Registrant’s telephone number, including area code

1817 Dogwood Dr., Kokomo, Indiana 46902
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of July 21, 2010, the Board of Directors of PaperFree Medical Solutions, Inc., a Nevada corporation (the "Company"), accepted the resignation of Ira Frohman as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and as a member of the Board of Directors of the Company. Effective as of July 21, 2010, the Board of Directors of the Company accepted the consent of Matthew Diehl to act as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and as a member of the Board of Directors of the Company. Therefore, as of the date of this Current Report, the Board of Directors consists of Matthew Diehl.

Biography

Matthew Diehl. Mr. Diehl currently is the chief operating officer of TapSlide, Inc., a publicly traded company, where he oversees business development, product management, and operations. Prior to that, Mr. Diehl was a product manager for LifePics, Inc. from January 2008 to November 2008, which is a company that operates online services for photofinishing locations. From May 2005 to November 2007, Mr. Diehl served as a sales manager and a director of sales for Avanquest Software USA/SendPhotos, Inc., which is a company that develops software. From January 2002 to June 2005, Mr. Diehl was a loan officer in retail banking and mortgage lending for JP Morgan Chase. Mr. Diehl earned a Bachelor of Science degree in Electrical Engineering and a minor in Philosophy from Colorado State University.

SECTION 7. REGULATION FD

Item 7.01 Regulation FD

As of the date of this Current Report, the Company continues to be a diversified healthcare staffing and services company. Management believes that the fundamental strategies driving the Company’s business into the future are: (i) organic growth of its current medical services and practices; and (ii) the potential acquisition of small, privately-held home healthcare or physical therapy companies. The Company’s primary operations consist of sales and marketing of medical billing and data service contracts on an outsourced basis. Management further believes that consolidation of the healthcare services industry is at an all-time high as small companies find it difficult to grow due to capital shortages and operational limitations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERFREE MEDICAL SOLUTIONS INC.

DATE: August 31, 2010	/s/ Matthew Diehl
Name: Matthew Diehl
Title: President/Chief Executive Officer

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